Exhibit 10.1

ROLLOVER AGREEMENT

THIS ROLLOVER AGREEMENT (this “Agreement”) is entered into as of August 5, 2024, by and among Tasmania Parent, Inc., a Delaware corporation (“Topco”), solely for purposes of Section 5(d), Tasmania Holdco, Inc. a Delaware corporation (“Holdco”), solely for purposes of Section 5(d), Tasmania Midco, LLC a Delaware limited liability company and indirect wholly-owned subsidiary of Topco (“Parent”), and Turing EquityCo II L.P., a Guernsey limited partnership (the “Stockholder”). Capitalized terms used and not otherwise defined herein have the meanings given to those terms in the Merger Agreement (as defined below).

WHEREAS, Parent, Tasmania Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Thoughtworks Holding, Inc., a Delaware corporation (the “Company”), have entered, or will enter into, an Agreement and Plan of Merger, dated or to be dated as of August 5, 2024 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which, at the Effective Time, Merger Sub will merge with and into the Company, with the Company surviving the merger as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”), upon and subject to the terms and conditions in the Merger Agreement;

WHEREAS, as of the date hereof, the Stockholder is the record and/or beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Company Common Stock set forth opposite the Stockholder’s name on its signature page hereto, being all of the shares of Company Common Stock owned of record or beneficially by the Stockholder as of the date hereof (such shares, the “Rollover Shares”);

WHEREAS, prior to the Effective Time, the Stockholder will contribute and transfer to Topco the Rollover Shares, and Topco will accept the Rollover Shares from the Stockholder in exchange for a number of newly issued shares of Topco with an aggregate value equal to the Per Share Price multiplied by the number of the Rollover Shares (such shares of Topco, the “Exchange Shares”);

WHEREAS, as of the date hereof, certain other Company Stockholders have entered into rollover and investment agreements (the “Additional Rollover Agreements”) pursuant to which, among other things, such Company Stockholders have agreed to exchange shares of Company Common Stock owned by such Company Stockholders for shares of Topco and/or purchase shares of Topco for cash, on the terms and subject to the conditions set forth in the Additional Rollover Agreements (such transaction, the “Additional Rollover and Investment Transactions”); and

WHEREAS, it is intended that for U.S. federal (and applicable state and local) tax purposes, the contribution of the Rollover Shares to Topco prior to the Effective Time in exchange for the Exchange Shares shall, together with the Additional Rollover and Investment Transactions and the indirect issuance of newly issued shares of Topco to Sponsor (or an affiliated investment vehicle thereof) on the terms and subject to the conditions set forth in the Equity Commitment Letter (the “Sponsor Equity Issuance”), be treated for U.S. federal, and applicable state and local, income tax purposes as an exchange of property for stock under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto hereby agree as follows:

1. Contribution and Exchange.

(a) The Stockholder will, at the Exchange Time (as defined herein), contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco, and Topco will accept from the Stockholder, the Rollover Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Shares), except as may exist by reason of this Agreement, the Merger Agreement and applicable federal and state securities Laws, in exchange for the issuance by Topco to the Stockholder of, at the Exchange Time, the Exchange Shares, free and clear of any and all Liens except as may exist by reason of this Agreement, the Merger Agreement and applicable federal and state securities Laws (the “Exchange”).

(b) The Stockholder acknowledges and agrees that, from and after the Exchange, except as set forth in Section 2 hereof, the Stockholder shall have no right, title or interest in or to the Rollover Shares.

(c) The Stockholder hereby acknowledges and agrees that, in accordance with the terms of this Agreement, the Rollover Shares, along with all rights, title and interests therein, shall belong to Topco from and after the Exchange Time, except as set forth in Section 2 hereof. The Stockholder acknowledges and agrees that following the Exchange Time and prior to the Effective Time the Rollover Shares shall be Owned Company Shares for purposes of the Merger Agreement and authorizes Topco to instruct the Payment Agent to treat the Rollover Shares as Owned Company Shares pursuant to Section 2.7(a)(iii) of the Merger Agreement. The Stockholder hereby acknowledges and agrees that the Rollover Shares will be canceled in the Merger and no payment will be made for the Rollover Shares under the Merger Agreement. The parties hereto agree that the Company shall be entitled to rely on, and shall be a third-party beneficiary of, the immediately preceding sentence.

(d) Topco and the Stockholder intend that, for U.S. federal (and applicable state and local) income tax purposes, taken together with the Additional Rollover and Investment Transactions and the Sponsor Equity Issuance, the Exchange be treated as a transaction described in Section 351(a) of the Code (the “Intended Tax Treatment”). The Stockholder and Topco and its subsidiaries shall prepare and file all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position, or take any action that is inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code.

(e) The parties agree and acknowledge that each Rollover Share has the same powers, rights and privileges and hereto ranks equally, shares ratably and are identical in all respects as to all matters as all other shares of Company Common Stock and upon the Exchange Time and immediately prior to the Effective Time, the holders of Rollover Shares shall own Exchange Shares having value equal to the Per Share Price that each share of Company Common Stock would receive upon consummation of the Merger.

2. Closing; Termination. The closing of the Exchange (the “Contribution Closing”) shall occur on the Closing Date prior to the Effective Time (the “Exchange Time”). If the Effective Time does not occur for any reason, or the Merger Agreement is validly terminated in accordance with its terms, this Agreement will automatically terminate and none of the parties hereto or their respective Affiliates, stockholders, general partners, limited partners, members, directors, officers, managers, trustees, employees, agents, consultants or Representatives will have any liability or obligation under this Agreement. In the event that after the Exchange the Effective Time fails to occur for any reason whatsoever or the Merger Agreement is validly terminated in accordance with its terms, the parties hereto agree that concurrently with the termination of the Merger Agreement, Topco shall assign, transfer, convey and deliver to the Stockholder the Rollover Shares and the Stockholder shall assign, transfer, convey and deliver to Topco the Exchange Shares issued to the Stockholder pursuant to this Agreement, and this Agreement will automatically terminate and none of the parties hereto or their respective Affiliates, stockholders, general partners, limited partners, members, directors, officers, managers, trustees, employees, agents, consultants or Representatives will have any further liability or obligation under this Agreement or in respect of the Rollover Shares or the Exchange Shares that were the subject of this Agreement. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that the foregoing has occurred and been made effective. Nothing herein shall relieve any party hereto from any liability for material breach of this Agreement prior to such termination.

3. Representations and Warranties of the Stockholder. The Stockholder represents and warrants to Topco that the following statements are true and correct:

(a) The Stockholder is duly organized, validly existing and in good standing (where applicable) under the Laws of the jurisdiction in which it is incorporated, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational action on the part of the Stockholder.

(b) The Stockholder is the record and/or beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good and valid title to, the Rollover Shares, free and clear of all restrictions on transfer and other Liens (other than those arising under this Agreement, the Merger Agreement and federal and state securities Laws). The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Rollover Shares. Other than that certain Director Nomination Agreement, dated as of September 17, 2021, by and between the Stockholder and the Company, the Stockholder is not a party to any proxy, voting agreement, voting trust, stockholders agreements or other similar arrangement with respect to any Shares.

(c) The execution, delivery and performance by the Stockholder of this Agreement does not and will not (i) if an entity, conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of the Stockholder, (ii) violate any Law applicable to or binding upon the Stockholder, (iii) require any consent (other than as previously obtained) or other action by any Person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Stockholder, or to a loss of any benefit to which the Stockholder is entitled under any provision of any agreement or other instrument binding upon the Stockholder or any of his, her or its assets or properties or (iv) result in the creation or imposition of any Lien on any property or asset of the Stockholder.

(d) The Exchange Shares will be acquired for the Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, any applicable state securities Laws or the terms of this Agreement, and the Exchange Shares will not be disposed of in contravention of any such Laws. The Stockholder is not, and at the Exchange Time will not be, under any binding commitment to sell, assign, transfer (including by operation of Law), subject to a Lien or otherwise dispose of any of the Exchange Shares.

(e) The Stockholder is able to bear the economic risk of the investment in the Exchange Shares for an indefinite period of time, and the Stockholder understands that the transfer of the Exchange Shares is subject to the Securities Act, applicable state securities Laws and have not been registered under the Securities Act.

(f) The Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchange Shares and has had access to such other information regarding the exchange of the Rollover Shares and issuance of the Exchange Shares contemplated hereby as the Stockholder has requested.

(g) This Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms (except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws in effect which affect the enforcement of creditors rights generally or (ii) general principles of equity, whether considered in a proceeding at Law or in equity), and the execution, delivery, and performance of this Agreement does not conflict with, violate, or cause a breach of any agreement, contract, or instrument to which the Stockholder is a party or any Law to which the Stockholder is subject.

(h) The Stockholder is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act. The Stockholder considers himself, herself or itself to be an experienced and sophisticated investor and to have such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Exchange Shares. The Stockholder acknowledges and understands that an investment in the Exchange Shares involves substantial risks, and the Stockholder is able to bear the economic risks of an investment in the Exchange Shares pursuant to the terms hereof, including the complete loss of the Stockholder’s investment in the Exchange Shares.

(i) The Stockholder has not been subject to any event specified in Rule 506(d)(1) of the Securities Act or any proceeding or event that could result in any such disqualifying event (“Disqualifying Event”) that would either require disclosure under the provisions of Rule 506(e) of the Securities Act or result in disqualification under Rule 506(d)(1) of Topco’s use of the Rule 506 exemption.  In the event that the Stockholder becomes subject to a Disqualifying Event at any date after the date hereof, the Stockholder agrees and covenants to use its reasonable efforts to coordinate with Topco (i) to provide documentation as reasonably requested by Topco related to any such Disqualifying Event and (ii) to implement a remedy to address the Stockholder’s changed circumstances such that the changed circumstances will not affect in any way Parent or Topco’s ongoing and/or future reliance on the Rule 506 exemption under the Securities Act.

(j) As of the date hereof, there is no legal action pending against, or, to the knowledge of the Stockholder, threatened against, the Stockholder that would reasonably be expected to prevent, materially or materially impair the ability of the Stockholder to perform its obligations under this Agreement.

(k) The Stockholder acknowledges that Topco will rely upon the accuracy and truth of the foregoing representations in this Section 3, including for the purpose of determining whether the offer for the Stockholder to hold the Rollover Shares following the Closing meets the requirements for an applicable exemption from registration under the Securities Act, and hereby consents to such reliance.

(l) Notwithstanding anything contained in this Agreement to the contrary, the Stockholder acknowledges and agrees that none of Topco, Parent, the Company or any of their respective Affiliates or their respective directors, officers, employees, shareholders, partners (general or limited), members or Representatives, has made or will make any representations or warranties whatsoever with respect to the transactions contemplated by this Agreement, express or implied, beyond those expressly given by Topco in Section 4. Without limiting the generality of the foregoing, the Stockholder acknowledges that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospective information that may have been or will be made available to the Stockholder or any of his, her or its Representatives. The Stockholder further acknowledges that none of Parent, Topco, the Company or any of their respective Affiliates or their respective directors, officers, employees, shareholders, partners (general or limited), members or Representatives, shall have or be subject to any liability to the Stockholder or any other Person resulting from the issuance of the Exchange Shares to the Stockholder, or the Stockholder’s use of or reliance on, any information regarding Topco or the Company or their respective subsidiaries furnished or made available to the Stockholder and his, her or its Representatives in connection with the transactions contemplated hereby, except as expressly set forth in this Agreement and applicable securities Laws.

4. Representations and Warranties of Topco. Topco represents and warrants to the Stockholder that the following statements are true and correct:

(a) Topco is duly organized, validly existing and in good standing (where applicable) under the Laws of the jurisdiction in which it is incorporated, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within Topco’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational action on the part of Topco.

(b) The execution, delivery and performance by Topco of this Agreement does not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of Topco, (ii) violate any Law applicable to or binding upon Topco, (iii) require any consent (other than as previously obtained) or other action by any Person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of Topco, or to a loss of any benefit to which Topco is entitled under any provision of any agreement or other instrument binding upon Topco or any of its assets or properties or (iv) result in the creation or imposition of any Lien on any property or asset of Topco.

(c) When issued pursuant to this Agreement, all of the Exchange Shares will be duly authorized and validly issued and outstanding, and will be free and clear of all restrictions on transfer and other Liens (other than restrictions on transfer created in the organizational or governance documents of Topco and arising under federal and state securities Laws).

(d) The Rollover Shares will be acquired for Topco’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, any applicable state securities Laws or the terms of this Agreement, and the Rollover Shares will not be disposed of in contravention of any such Laws. Topco is not, and at the Exchange Time will not be, under any binding commitment to sell, assign, transfer (including by operation of Law), subject to a Lien or otherwise dispose of any of the Rollover Shares.

(e) This Agreement constitutes a legal, valid and binding obligation of Topco, enforceable against Topco in accordance with its terms (except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Law affecting creditors’ rights generally, or by principles governing the availability of equitable remedies), and the execution, delivery, and performance of this Agreement does not conflict with, violate, or cause a breach of any agreement, contract, or instrument to which Topco is a party or any judgment, order, or decree to which Topco is subject.

(f) Topco is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act. Topco considers himself, herself or itself to be an experienced and sophisticated investor and to have such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Rollover Shares. Topco acknowledges and understands that an investment in the Rollover Shares involves substantial risks, and Topco is able to bear the economic risks of an investment in the Rollover Shares pursuant to the terms hereof, including the complete loss of Topco’s investment in the Rollover Shares.

(g) As of the date hereof, there is no legal action pending against, or, to the knowledge of Topco, threatened against or affecting Topco that would reasonably be expected to prevent, materially delay or materially impair the ability of Topco to perform its obligations under this Agreement.

(h) Topco acknowledges that the Stockholder will rely upon the accuracy and truth of the foregoing representations in this Section 4, including for the purpose of determining whether the offer for Topco to hold the Rollover Shares following the Closing meets the requirements for an applicable exemption from registration under the Securities Act, and hereby consents to such reliance.

5. Other Agreements.

(a) At the Contribution Closing, to the extent the Rollover Shares are represented by physical stock certificate(s), the Stockholder shall deliver to Topco the stock certificates or affidavit of lost certificates representing the Rollover Shares, accompanied by a duly executed stock power.

(b) Prior to the Contribution Closing, the Stockholder shall provide to Topco a properly completed and duly executed Internal Revenue Service Form W-9, or applicable Internal Revenue Service Form W-8.

(c) The Stockholder hereby waives, and agrees not to exercise, any right to dissent or appraisal or any similar provision under applicable Law (including Section 262 of the DGCL) in connection with the Merger and the other transactions contemplated by the Merger Agreement.

(d) Following the consummation of the Exchange, but prior to the Effective Time, (i) Topco shall contribute and hereby contributes the Rollover Shares to Holdco, and Holdco shall accept and hereby accepts such contribution and Holdco shall issue shares of Holdco to Topco in exchange for such contribution, and (ii) following the contribution contemplated by the foregoing clause (i), Holdco shall contribute and hereby contributes the Rollover Shares to Parent and Parent shall accept and hereby accepts such contribution. Following the contributions contemplated by this clause (d), the Rollover Shares shall be held by Parent as of immediately prior to the Effective Time and at the Effective Time will be cancelled in accordance with and pursuant to the Merger Agreement.

6. Transfers. Except as expressly contemplated by the Merger Agreement or this Agreement, absent the advance written consent of Topco (which it may withhold in its sole discretion), the Stockholder agrees not to take any action to, directly or indirectly, (a) offer to sell, sell, assign, transfer (including by operation of Law), subject to a Lien or otherwise dispose of any of the Rollover Shares, (b) deposit any of the Rollover Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Rollover Shares or grant any proxy or power of attorney with respect thereto or (c) enter into any Contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer (including by operation of Law) or other disposition of or transfer of any interest in or the voting of any of the Rollover Shares. Notwithstanding anything contained in this Agreement to the contrary, this Section 6 shall continue to apply until the earlier of (i) the consummation of the Merger and (ii) the Merger Agreement being validly terminated in accordance with its terms.

7. Disclosure. The Stockholder hereby (a) consents to and authorizes the publication and disclosure by Topco, Parent, Merger Sub and the Company (including in the Information Statement and Schedule 13e-3 or any other publicly filed document relating to the Transactions, including the Merger) of (i) the Stockholder’s identity, (ii) the Stockholder’s beneficial ownership of the Rollover Shares (including the number of the Rollover Shares beneficially owned by the Stockholder), and (iii) the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Topco, Parent, Merger Sub or the Company reasonably determines to be required to be disclosed in any publicly filed document in connection with the Merger or otherwise with respect to the Transactions, and (b) agrees to notify Topco, Parent, Merger Sub and the Company of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document as promptly as practicable following the Stockholder’s knowledge of the necessity of any such required correction. The parties hereto agree that the Company shall be entitled to rely on, and shall be a third-party beneficiary of, this Section 7.

8. Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by hand or by email transmission, in each case to the intended recipient as set forth below:

If to Topco or Holdco:

c/o Apax Partners LLP

1 Knightsbridge

London SW1X 7LX

United Kingdom

Attention:	Salim Nathoo; Rohan Haldea
Email:	Salim.Nathoo@apax.com; Rohan.Haldea@apax.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022

Attention:	Srinivas S. Kaushik, P.C.; Sarkis Jebejian, P.C.; Maggie Flores, P.C., Adarsh Varghese
Email:	skaushik@kirkland.com; sarkis.jebejian@kirkland.com; maggie.flores@kirkland.com; adarsh.varghese@kirkland.com

If to the Stockholder, to the address set forth on the signature page hereto of the Stockholder.

Any party may change the address to which notices, requests, demands, claims, and other communications required or permitted hereunder are to be delivered by providing to the other parties notice in the manner herein set forth.

9. General Provisions.

(a) Amendment and Waiver. This Agreement may be amended or modified only by an instrument in writing executed by Topco and the Stockholder. At any time and from time to time prior to the Effective Time, any party hereto may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, as applicable; (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

(b) Counterparts; Electronic Signature. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(c) Parties in Interest. This Agreement will be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permissible assigns, and except as set forth in Section 1(c) and Section 7 hereof, nothing in this Agreement, express or implied, is intended to or will be construed to or will confer upon any other Person any right, claim, cause of action, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including by way of subrogation. None of the parties to this Agreement shall assign this Agreement without the written consent of the other parties; provided, that Topco may assign this Agreement to any of its Affiliates; provided, further, that no assignment shall release Topco from any of its obligations or liabilities under this Agreement.

(d) Governing Law; Submission to Jurisdiction; Waivers. This Agreement and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, shall be governed by the internal Laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, without giving effect to its principles or rules of conflict of Laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the Laws of another jurisdiction. Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 8 hereof or in such other manner as may be permitted by applicable Law, and nothing in this Section 9(d) will affect the right of any party hereto to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the transactions contemplated hereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each of the parties hereto agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR LITIGATION THAT MAY ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, VALIDITY OR PERFORMANCE OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(d).

(e) Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties would be damaged irreparably in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached or violated. Accordingly, each of the parties hereto agrees that, without posting bond or similar undertaking, prior to the termination of this Agreement in accordance with its terms, each of the other parties shall be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to the remedy of specific performance of this Agreement and the terms and provisions hereof in any Legal Proceeding commenced pursuant to this Agreement in addition to any other remedy to which such party may be entitled under this Agreement, at Law or in equity. Each party hereto further agrees that, in the event of any Legal Proceeding for specific performance in respect of such breach or violation, it shall not assert the defense that a remedy at Law would be adequate.

(f) Survival; Entire Agreement. All representations and warranties contained herein will survive the execution and delivery of this Agreement, the consummation of the Exchange, and the transfer by the Stockholder of any Exchange Shares until the expiration of the applicable statute of limitations, and may be relied upon by Parent, Topco and any of their respective successors and assigns for all purposes. The agreement of the parties that is comprised of this Agreement, together with the Merger Agreement, sets forth the entire agreement and understanding between the parties and their respective Affiliates with respect to the subject matter thereof and supersedes any and all prior agreements, understandings, negotiations and communications, whether oral or written, relating to the subject matter of this Agreement.

(g) Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(h) Headings. The headings contained in this Agreement are inserted only for reference as a matter of convenience and in no way define, limit or describe the scope or intent of this Agreement, and will not affect in any way the construction, meaning or interpretation of this Agreement.

(i) Expenses. Except as expressly provided herein, each party shall pay its own expenses incident to the preparation of this Agreement and the negotiation and consummation of the transactions contemplated hereby.

(j) Negotiation of Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(k) Further Assurances. Each party will execute and deliver such certificates and other documents and take such other actions as may reasonably be requested by any other party in order to consummate or implement the transactions contemplated hereby.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Tasmania parent, inc.

By:	/s/ Rohan Haldea
Name:	Rohan Haldea
Title:	President

solely for purposes of Section 5(d):

Tasmania holdco, inc.

By:	/s/Marc Henckel
Name:	Marc Henckel
Title:	President

solely for purposes of Section 5(d):

tasmania midco, llc

By:	/s/Marc Henckel
Name:	Marc Henckel
Title:	President & Secretary

[Signature Page to Rollover Agreement]

TURING EQUITYCO II L.P.

BY: TURING GP CO. LIMITED
ITS: GENERAL PARTNER

/s/ Robert Guilbert
Name:	Robert Guilbert
Title:	Director for and on behalf of Turing GP Co. Limited as general partner of Turing EquityCo II L.P.

Notice address:

c/o Apax Partners LLP
1 Knightsbridge
London SW1X 7LX
United Kingdom
Attention: Salim Nathoo; Rohan Haldea
Email: Salim.Nathoo@apax.com; Rohan.Haldea@apax.com

Rollover Shares: 197,750,138
Rollover Amount: $870,100,607.20

[Signature Page to Rollover Agreement]